EXHIBIT 99.1

TERMINATION AND RELEASE AGREEMENT

THIS TERMINATION AND RELEASE AGREEMENT (the “Agreement”) is made and entered into this 15th day of July, 2003, by and among North Atlantic Trading Company, Inc., a Delaware corporation (“NATC”), Star Scientific, Inc., a Delaware corporation (“Parent”) and Star Tobacco, Inc., a Virginia corporation (“Opco” and together with Parent, “STAR”).

WITNESSETH:

WHEREAS, NATC and STAR have entered into that certain Asset Purchase Agreement, dated as of February 18, 2003 (the “Purchase Agreement”);

WHEREAS, the parties hereto wish to terminate the Purchase Agreement and release their respective rights, claims, obligations, and liabilities in connection therewith;

WHEREAS, the board of directors of each party hereto has approved such termination and authorized such party to enter into this Agreement; and

WHEREAS, capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Termination of Purchase Agreement. Upon the execution of this Agreement by each of the parties hereto and in accordance with subsection (a) of Section 7.1 of the Purchase Agreement, the parties hereto agree that the Purchase Agreement is terminated, null and void and of no future force or effect.

2. Mutual Release. Simultaneously with the execution of this Agreement, the parties hereto will execute and exchange the releases attached hereto as Annex A-1 and Annex A-2 (the “Releases”).

3. Earnest Money Deposit. Parent shall be entitled to the Earnest Money Deposit and NATC shall be entitled to the Remaining Escrow Funds. Immediately following the execution of this Agreement and the Releases, the parties hereto shall execute and deliver to the Escrow Agent the instructions attached hereto as Annex B.

4. Press Release. Promptly following the execution of this Agreement by the parties hereto, NATC and Parent agree to cooperate in issuing a joint press release regarding the execution of this Agreement substantially in the form attached hereto as Annex C. The parties hereto agree not to issue or make any other press release or statement to the media regarding this Agreement without the consent of the other parties;

provided, however, that (i) nothing in this Agreement shall require any party hereto to obtain the consent of any other party prior to making any other press release or statement to the media which does not refer to such other party and (ii) no party shall unreasonably withhold its consent to the issuance of a press release that refers to such party if it is issued by any other party based on the advice of counsel that the issuance thereof is required by NASDAQ or a Governmental Authority.

5. Governing Law. This Agreement, and all matters relating hereto, shall be governed by, and construed in accordance with, the laws of the State of New York.

6. Cooperation. Each party hereto agrees to cooperate with the other and to take all action reasonably necessary to give full effect to the provisions and intent of this Agreement. For such purpose, each party will bear its own costs and expenses incurred to take such action.

7. Third Party Beneficiaries. The provisions of this Agreement are solely for the benefit of the parties hereto and nothing express or implied in this Agreement is intended to confer upon any Person, other than the parties hereto, any rights or remedies hereunder.

8. Counterparts. This Agreement may be executed in any number of counterparts by facsimile or otherwise, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

9. Assignment and Successors. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

2

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the undersigned parties as of the date first written above.

NORTH ATLANTIC TRADING COMPANY, INC.

By:	/s/ David Brunson
Name:	David Brunson
Title:	President and Chief Financial Officer

STAR SCIENTIFIC, INC.

By:	/s/ Paul L. Perito
Name:	Paul L. Perito
Title:	Chairman, President and Chief Operating Officer

STAR TOBACCO, INC.

By:	/s/ David M. Dean
Name:	David M. Dean
Title:	Secretary and Treasurer

Annex A-1

RELEASE

The undersigned, STAR SCIENTIFIC, INC., (“Star”) a Delaware corporation, and STAR TOBACCO, INC., (“Star Tobacco”) a Virginia corporation, for and in consideration of the sum of $1 (one dollar) and other good and valuable consideration, individually and collectively, for themselves and for their parents, subsidiaries, affiliates, successors, assigns, officers, directors, employees, principals, and any other person or entity claiming through Star or Star Tobacco (collectively, the “Star Releasors”), subject to the limitations set forth in the next sentence, hereby unconditionally and irrevocably release and forever discharge North Atlantic Trading Company, Inc. (“NATC”), and its past, present and future parents, subsidiaries, affiliates, predecessors, successors, assigns, partners, officers, directors, members, employees, principals, representatives, agents, investment bankers, advisors and attorneys (collectively, the “NATC Releasees”) from any and all claims, demands, actions, causes of action, suits, debts, damages, losses, judgments, obligations, costs, expenses, attorneys’ fees and liabilities of whatever kind or nature (upon any legal or equitable theory, whether contractual, common law, statutory or otherwise), whether now known or unknown, accrued or unaccrued, absolute or contingent, suspected or unsuspected, determined or speculative, which the Star Releasors, individually or collectively, may have had, now have, or in the future may have, whether in their own right or in a representative capacity, against the NATC Releasees, arising from the beginning of the world to the date of this Release, based upon, relating to or arising out of any act or omission, failure to act, transaction, dealing, occurrence, practice or conduct in connection with that certain Asset Purchase Agreement (the “Purchase Agreement”), dated as of February 18, 2003, by and among NATC, Star and Star Tobacco and the transactions contemplated thereby or any actions, acts, failures to act, statements or omissions made or performed in connection with the execution, negotiation, attempted effectuation or termination of the Purchase Agreement or any actions taken or not taken to implement or effectuate the terms or provisions thereof. Nothwithstanding anything else in this Release to the contrary, the release given by each Star Releasor pursuant to this Release (i) shall not become effective until Star shall have received payment of the Earnest Money Deposit contemplated by Section 3 of the Termination and Release Agreement (the “Termination Agreement”), dated July 15, 2003, by and among NATC, Star and Star Tobacco; (ii) shall not relieve any party of its obligation under that certain Confidentiality Agreement, dated as of May 18, 2002, between NATC and Star, as amended; and (iii) shall not release NATC of its obligations under the Termination Agreement.

The Star Releasors represent and warrant that they each have read this Release carefully, each have discussed this Release or been given a reasonable opportunity to discuss this Release with their attorneys, each fully understands the terms of this Release, and each is signing this Release voluntarily and of their own free will.

The Star Releasors further each represent and warrant that the person(s) who executed this Release on their behalf have full authority to do so and to bind them as parties to this Release.

IN WITNESS WHEREOF, Star and Star Tobacco have each caused this Release to be signed as of this          day of July, 2003.

STAR SCIENTIFIC, INC.

By:
Name: Title:

STAR TOBACCO, INC.

By:
Name: Title:

State of )
: ss.:
County of )

On this          day of July 2003, before me personally came Paul Perito, to me known, who, being by me duly sworn did depose and say that he is the Chairman, President and Chief Operating Officer of Star Scientific, Inc., which executed the foregoing instrument, that he has authority to sign said instrument and to bind the. Star Scientific, Inc., and that he has signed his name thereto by his authority.

Notary Public

State of )
: ss.:
City of )

On this          day of July 2003, before me personally came David M. Dean to me known, who, being by me duly sworn did depose and say that he is the Secretary and Treasurer of Star Tobacco, Inc., which executed the foregoing instrument, that he has authority to sign said instrument and to bind the. Star Tobacco, Inc., and that he has signed his name thereto by his authority.

Notary Public

Annex A-2

RELEASE

The undersigned, NORTH ATLANTIC TRADING COMPANY, INC. (“NATC”), a Delaware corporation, for and in consideration of the sum of $1 (one dollar) and other good and valuable consideration, for itself and for its parents, subsidiaries, affiliates, successors, assigns, officers, directors, employees, principals, and any other person or entity claiming through NATC (collectively, the “NATC Releasors”), subject to the limitations set forth in the next sentence, hereby unconditionally and irrevocably releases and forever discharges Star Scientific, Inc. (“Star”) and Star Tobacco, Inc. (“Star Tobacco”) and its and their past, present and future parents, subsidiaries, affiliates, predecessors, successors, assigns, partners, officers, directors, members, employees, principals, representatives, agents, investment bankers, advisors and attorneys (collectively, the “Star Releasees”) from any and all claims, demands, actions, causes of action, suits, debts, damages, losses, judgments, obligations, costs, expenses, attorneys’ fees and liabilities of whatever kind or nature (upon any legal or equitable theory, whether contractual, common law, statutory or otherwise), whether now known or unknown, accrued or unaccrued, absolute or contingent, suspected or unsuspected, determined or speculative, which the NATC Releasors, individually or collectively, may have had, now have, or in the future may have, whether in their own right or in a representative capacity, against the Star Releasees, arising from the beginning of the world to the date of this Release, based upon, relating to or arising out of any act or omission, failure to act, transaction, dealing, occurrence, practice or conduct in connection with that certain Asset Purchase Agreement (the “Purchase Agreement”), dated as of February 18, 2003, by and among NATC, Star and Star Tobacco and the transactions contemplated thereby or any actions, acts, failures to act, statements or omissions made or performed in connection with the execution, negotiation, attempted effectuation or termination of the Purchase Agreement or any actions taken or not taken to implement or effectuate the terms or provisions thereof. Nothwithstanding anything else in this Release to the contrary, the release given by each NATC Releasor pursuant to this Release (i) shall not become effective until Star shall have received payment of the Earnest Money Deposit contemplated by Section 3 of the Termination and Release Agreement (the “Termination Agreement”), dated July 15, 2003, by and among NATC, Star and Star Tobacco; (ii) shall not relieve any party of its obligation under that certain Confidentiality Agreement, dated as of May 18, 2002, between NATC and Star, as amended; and (iii) shall not release Star or Star Tobacco of its obligations under the Termination Agreement.

The NATC Releasors represent and warrant that they have read this Release carefully, that they have discussed this Release or been given a reasonable opportunity to discuss this Release with their attorneys, that they fully understand the terms of this Release and that they are signing this Release voluntarily and of their own free will.

The NATC Releasors further represent and warrant that the person who executed this Release on their behalf has full authority to do so and to bind them as a party to this Release.

IN WITNESS WHEREOF, NATC has caused this Release to be signed as of this          day of July, 2003.

NORTH ATLANTIC TRADING COMPANY, INC.

By:
Name:
Title:

State of	)
: ss.:
County of	)

On this          day of July 2003, before me personally came David I. Brunson, to me known, who, being by me duly sworn did depose and say that he is the President and Chief Financial Officer of North Atlantic Trading Company, Inc., which executed the foregoing instrument, that he has authority to sign said instrument and to bind the North Atlantic Trading Company, Inc. and that he has signed his name thereto by his authority.

Notary Public